Exhibit 7

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of International Tower Hill Mines Ltd. (the “Company”) on Form 40-F for the period ended May 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Kinley, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 27, 2010

/s/ Michael Kinley

Name: Michael Kinley
Title:   Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to International Tower Hill Mines Ltd. and will be retained by International Tower Hill Mines Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.